UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2020

GW PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35892	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sovereign House, Vision Park Chivers Way, Histon Cambridge, CB24 9BZ United Kingdom

(Address of Principal Executive Offices, including Zip Code)

Telephone: +44 1223 266 800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 12 Ordinary Shares, par value £0.001 per share	GWPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act  ☐

Item 2.02	Results of Operations and Financial Condition.

GW Pharmaceuticals plc (the “Company”) disclosed today certain preliminary financial information for the year ended December 31, 2019 ahead of the 38th Annual J.P. Morgan Healthcare Conference. Specifically, the Company disclosed that based on preliminary unaudited financial information, the Company expects total net product sales to be approximately $108 million for the fourth quarter and approximately $309 million for the year ended December 31, 2019. Total net product sales of Epidiolex are expected to be approximately $104 million for the fourth quarter and approximately $296 million for the full year. Cash and cash equivalents at December 31, 2019 were approximately $536 million. Fourth quarter and full-year 2019 financial results are expected to be reported on February 25th, 2020. On January 12, 2020, the Company issued a press release announcing these preliminary results and other developments. The press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 2.02 and Exhibit 99.1 hereto is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2019 and its results of operations for the three months and year ended December 31, 2019. The audit of the Company’s financial statements for the year ended December 31, 2019 is ongoing and could result in changes to the information in this Item 2.02.

The information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated January 12, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 13, 2020	GW PHARMACEUTICALS PLC

	By:	/s/ Douglas B. Snyder

	Name:	Douglas B. Snyder
	Title:	Chief Legal Officer